Exhibit 10.2

Certain identified information has been omitted from this document because it is both not material and would be competitively harmful if publicly disclosed and had been marked with “[***]” to indicate where omissions have been made.

ADDENDUM

This is an ADDENDUM to Master Equipment Finance Agreement Number 7085A-01 (“Agreement”) by and between KLC Financial, Inc. (“Lessor/Lender”) and ARCA Recycling, Inc. dba (if applicable) (Fed ID 36-3893973) (“Borrower/Lessee”) dated March 24, 2021 and is hereby incorporated therein.

This addendum voids the previous addendum signed on 4/6/21 and replaces it with the following. This addendum makes the following changes to the equipment, as outlined in the attached Equipment Schedule, D&A, and Disbursement:

Removes the [***], [***] and [***]

Adds [***] ea. Shred Tech Corp [***] and [***] ea. [***]

The equipment cost will change to $1,834,678.41, and the 1 advance payment and 71 monthly payments will change to $31,500.16 per month plus applicable tax and fees starting June 1, 2021. All other terms remain the same.

All Lessee(s)/Borrower(s) and guarantors on this Agreement reaffirm all terms and obligations of this Agreement and any related guaranties.

If a signed copy of this Addendum or any associated document is delivered to Lessor/Lender by facsimile transmission, it shall be binding on Lessee/Borrower and any guarantors agree, notwithstanding any rule of evidence to the contrary, that such facsimile signature of Lessee/Borrower shall be deemed an original signature.

Borrower: ARCA Recycling, Inc.

Signature:	/s/ Virland A. Johnson

Virland A Johnson – CFO

Date:	4/14/2021 | 2:29 PM PDT

GUARANTOR:  Virland A Johnson

Signature:	/s/ Virland A Johnson
Date:	4/14/2021 | 2:29 PM PDT

Lender: KLC Financial, Inc.

Signature:	/s/ Shannon Smith
Date:	4/14/2021 | 4:42 PM PDT